LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED AUGUST 31, 2012

TO THE STATEMENT OF ADDITIONAL INFORMATION,

DATED JULY 1, 2012, OF

WESTERN ASSET MANAGED MUNICIPALS FUND AND

WESTERN ASSET CALIFORNIA MUNICIPALS FUND

Effective September 1, 2012, the following information is added to the table in the funds’ Statement of Additional Information (“SAI”) that appears in the section titled “Other Accounts Managed by Portfolio Managers” and is as of June 30, 2012:

Fund	Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed ($ in billions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($ in billions)

Managed Municipals Fund	Dennis J. McNamara	Other registered investment companies	3	0.71	0	0
		Other pooled investment vehicles	27	9.47	0	0
		Other accounts	157	53.90	8	1.58

California Municipals Fund	Dennis J. McNamara	Other registered investment companies	3	0.71	0	0
		Other pooled investment vehicles	27	9.47	0	0
		Other accounts	157	53.90	8	1.58

Effective September 1, 2012, the following information is added to the funds’ SAI that appears in the section titled “Portfolio Manager Securities Ownership”:

As of June 30, 2012, Dennis J. McNamara did not own any securities of Managed Municipals Fund or California Municipals Fund.

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